UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2019

ENTERPRISE PRODUCTS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-14323	76-0568219
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Louisiana Street, 10th Floor, Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 381-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Units	EPD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On June 24, 2019, Enterprise Products Partners L.P. (the “Partnership”), Enterprise Products OLPGP, Inc. (“EPOGP”) and Enterprise Products Operating LLC (“EPO”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, BofA Securities, Inc. Morgan Stanley & Co. LLC and TD Securities (USA) LLC as representatives of the several underwriters named on Schedule I thereto (the “Underwriters”) relating to the public offering of $1.25 billion principal amount of EPO’s 3.125% senior notes due 2029 (“Senior Notes YY”) and $1.25 billion principal amount of EPO’s 4.200% senior notes due 2050 (“Senior Notes ZZ” and together with the Senior Notes YY, the “Notes”). The Notes are guaranteed on an unsecured and unsubordinated basis by the Partnership pursuant to a guarantee (the “Guarantee” and together with the Notes, the “Securities”). Closing of the issuance and sale of the Securities is scheduled for July 8, 2019 (the “Closing”).

The offering of the Notes (the “Offering”) has been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-3 (Registration Nos. 333-230066 and 333-230066-01) , as supplemented by the Prospectus Supplement dated June 24, 2019, relating to the Securities, filed with the United States Securities and Exchange Commission on June 25, 2019, pursuant to Rule 424(b) of the Securities Act (together with the accompanying prospectus dated March 5, 2019, the “Prospectus”).

The Underwriting Agreement provides that the obligations of the Underwriters to purchase the Notes are subject to customary conditions. The Underwriters are obligated to purchase all of the Notes if they purchase any of the Notes. The Partnership, EPO and EPOGP have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities. The Underwriting Agreement also contains other customary representations, warranties and agreements. The summary of the Underwriting Agreement in this report does not purport to be complete and is qualified by reference to such agreement, which is filed as an exhibit hereto and incorporated herein by reference. The Underwriting Agreement contains representations, warranties and other provisions that were made or agreed to, among other things, to provide the parties thereto with specified rights and obligations and to allocate risk among them. Accordingly, the Underwriting Agreement should not be relied upon as constituting a description of the state of affairs of any of the parties thereto or their affiliates at the time it was entered into or otherwise.

The Prospectus provides that EPO expects to use the net proceeds from the Offering (i) for the repayment of debt, including the repayment of amounts outstanding under its commercial paper program and payment of $800 million principal amount of its Senior Notes LL due October 2019 at their maturity, and (ii) for general company purposes, including for organic growth capital expenditures. Affiliates of certain of the Underwriters may hold EPO’s commercial paper notes to be repaid with proceeds from the Offering and, accordingly, may receive a substantial portion of the net proceeds from the Offering. In addition, certain of the Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory, commercial banking and investment banking services for the Partnership and its affiliates, for which they received or will receive customary fees and expense reimbursement.

The Securities are being issued under the Indenture, dated as of October 4, 2004, among EPO (as successor to Enterprise Products Operating L.P.), as issuer, the Partnership, as guarantor, and Wells Fargo Bank, N.A., as trustee (the “Base Indenture”), as amended and supplemented by (i) the Tenth Supplemental Indenture thereto, dated as of June 30, 2007, providing for EPO as successor issuer (the “Tenth Supplemental Indenture”) and (ii) the Thirty-Third Supplemental Indenture thereto, to be dated as of July 8, 2019 (the “Thirty-Third Supplemental Indenture” and, together with the Tenth Supplemental Indenture, the “Supplemental Indentures”). The terms of the Securities, the Base Indenture and the Supplemental Indentures are further described in the Prospectus under the captions “Description of the Notes” and “Description of Debt Securities,” which descriptions are incorporated herein by reference and filed herewith as Exhibit 99.1. Such descriptions do not purport to be complete and are qualified by reference to the Base Indenture (which was filed under a Form 8-K on October 6, 2004), the Tenth Supplemental Indenture (which was filed under a Form 10-Q on August 8, 2007) and the Thirty-Third Supplemental Indenture (which will be filed under a Form 8-K after the Closing).

On June 24, 2019, the Partnership issued a press release relating to the Offering, as contemplated by the Underwriting Agreement. A copy of the press release is furnished herewith as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 24, 2019, by and among Enterprise Products Partners L.P., Enterprise Products OLPGP, Inc. and Enterprise Products Operating LLC and J.P. Morgan Securities LLC, BofA Securities, Inc., Morgan Stanley & Co. LLC and TD Securities (USA) LLC as representatives of the several underwriters named on Schedule I thereto.

4.1	Indenture, dated as of October 4, 2004, among Enterprise Products Operating L.P., as Issuer, Enterprise Products Partners L.P., as Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to Form 8-K filed October 6, 2004).

4.2	Tenth Supplemental Indenture, dated as of June 30, 2007, by and among Enterprise Products Operating LLC, as Issuer, Enterprise Products Partners L.P., as Parent Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.54 to Form 10-Q filed August 8, 2007).

99.1	Description of the Notes and Description of Debt Securities.

99.2	Press Release dated June 24, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.

	By:	Enterprise Products Holdings LLC, its General Partner

Date: June 26, 2019	By:	/s/ R. Daniel Boss
	Name:	R. Daniel Boss
	Title:	Senior Vice President - Accounting and Risk Control
of the General Partner

	By:	/s/ Michael W. Hanson
	Name:	Michael W. Hanson
	Title:	Vice President and Principal Accounting Officer of the General Partner

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